                                                                    Exhibit 10.5

                                            Recording Office: Stark County, Ohio

[Rail Easements]

                               OPEN-END MORTGAGE,
          SECURITY AGREEMENT, ASSIGNMENT OF RENTS, INCOME AND PROCEEDS


                           Dated as of August 16, 2002

                                      from

                             N&T RAILWAY COMPANY LLC

                                       to

               FLEET CAPITAL CORPORATION, as Administrative Agent

                    Notice: This instrument secures, inter alia, obligations which may provide for:

                         (a) a variable rate of interest;

                         (b) future and/or revolving credit advances or
                    readvances, which when made, shall have the same priority as advances or readvances made on the date hereof whether or not (i) any advances or readvances were made on the date hereof and (ii) any indebtedness is outstanding at the time any advance or readvance is made; and/or

                         (c) after-acquired property provisions and secures
                    future advances pursuant to a line of credit for business or commercial purposes.

                    Notwithstanding anything to the contrary contained herein, the maximum principal indebtedness secured under any contingency by this instrument shall in no event exceed $336,000,000.

                                          Recording Office: Stark County, Ohio

[Rail Easements

                               OPEN-END MORTGAGE,
          SECURITY AGREEMENT, ASSIGNMENT OF RENTS, INCOME AND PROCEEDS

                       THE MAXIMUM AMOUNT OF INDEBTEDNESS,
                             EXCLUSIVE OF INTEREST,
                    SECURED BY THIS MORTGAGE IS $336,000,000

     N&T RAILWAY COMPANY LLC a Delaware limited liability company having its principal place of business at 3770 Embassy Parkway, Akron, OH 44333 (the "Mortgagor"), for good and valuable consideration, the receipt and legal sufficiency of which is hereby expressly acknowledged by the Mortgagor, grants, with Mortgage Covenants (as defined in 5302.13, Ohio Revised Code), to FLEET CAPITAL CORPORATION, a Rhode Island corporation having a principal place of business at One Federal Street, Boston, MA 02110, as Administrative Agent for itself and the other Lenders who are or may become parties to the Credit Agreement, as defined in the Mortgage Rider attached hereto as Exhibit C (in such capacity, hereinafter called the "Mortgagee"), and grants Mortgagee a security interest in, the Property (as such term is defined and described in the Mortgage Rider attached hereto as Exhibit C).

     WHEREAS, pursuant to the terms of ss. 6.2 of the Credit Agreement, as defined in the Mortgage Rider attached hereto as Exhibit C, Mortgagor guarantees the obligations of REPUBLIC ENGINEERED PRODUCTS LLC, a Delaware limited liability company;

     WHEREAS, pursuant to the terms of the Credit Agreement, Mortgagor is obligated to execute and deliver to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, this Mortgage in substantially the form hereof; and

     WHEREAS, the Mortgagor wishes to grant this Mortgage to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders;

     NOW THERFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     This Mortgage is given upon the Statutory Condition (as defined in 5302.14, Ohio Revised Code), to secure the payment and full performance of the Obligations (as defined in the Mortgage Rider) and also to secure the performance of all covenants and agreements herein contained. The Obligations under the Credit Agreement are due and payable in full on June 30, 2007. The covenants, agreements, conditions, representations and warranties contained in the Mortgage Rider which is annexed hereto as Exhibit C are incorporated herein by reference as if fully set out herein; and all references to covenants, agreements, conditions, representations and warranties contained in this Mortgage shall be deemed to include the covenants, agreements, conditions, representations and warranties contained in said Mortgage Rider.

     Without limiting the remedies available to the Mortgagee under this Mortgage, upon the occurrence of an Event of Default (as defined in the Mortgage Rider), or upon abandonment of the Property by the Mortgagor, the Mortgagee, with or without judicially appointed receiver (which receiver shall be appointed, as matter of right, regardless of the adequacy of the security for the Obligations then secured by this Mortgage and may be appointed upon five (5) days prior notice to Mortgagor), shall be entitled to enter upon, take possession of, and manage the Property and to collect the rents for the Property, including those past due, and any rents collected by the Mortgagee or by the receiver shall be applied first to payment of costs of the management of the Property and the collection of rents, including, but not limited to, receiver's bonds and reasonable attorneys' fees, and then to the payment of the Obligations secured by this Mortgage. Mortgagee's agents, employees or attorneys may be appointed as receiver. This Mortgage secures payments for taxes, insurance and other payments for the protection of the Property.

     "Statutory Condition" is defined in Section 5302.14 of the Ohio Revised Code and provides generally that if the Mortgagor pays the principal and interest secured by this Mortgage, performs the other obligations secured hereby and the conditions of any prior mortgage, pays all taxes and assessments, maintains insurance against fire and other hazards, and does not commit or suffer waste, and if no further advances may be obtained under the Credit Agreement or any of the other Obligations, and if no amounts remain available for drawing under any letter of credit or similar Obligation, then this Mortgage shall be void.

                                                               Signature Page to
                                                                   Rail Mortgage

         Signed as of the 16th day of August 2002.


                                           N&T RAILWAY COMPANY LLC
                                           By:  Republic Engineered Products LLC
                                                Its Sole Member

                                           Signature: /s/ Michael Psaros
                                                      --------------------------

                                           Print Name:    Michael Psaros
                                                       -------------------------

                                           Title:   President
                                                  ------------------------------

Signed and acknowledged in the
presence of:




Witness Signature: /s/ Roberto J. Gonzalez
                   -----------------------

Print Name:   Roberto J. Gonzalez
            -----------------------------


Witness Signature: /s/ Darius Goldman
                   ----------------------

Print Name:   Darius Goldman
            -----------------------------

                                                                    Notary Block
                                                                to Rail Mortgage

STATE OF NEW YORK
COUNTY OF NEW YORK, ss.

     On this 16th day of August, 2002, before me appeared Michael Psaros, to me personally known, or established on the basis of satisfactory evidence to be the person who signed the within instrument, who, being by me duly sworn, did say that he/she is the President of N&T RAILWAY COMPANY LLC, a Delaware limited liability company, and in his/her capacity as such officer acknowledged that said instrument was signed in behalf of said limited liability company, and was the free act and deed of said limited liability company.


                                            /s/ Roberto J. Gonzalez
                                            -----------------------------------
                                            Notary Public: ____________________
                                            My Commission expires: ___________



This instrument was prepared by
and, after recording, should be
returned to:

JACQUELYN S. ANDERSON, ESQ.
BINGHAM MCCUTCHEN LLP
150 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110
(617) 951-8000

                                            Recording Office: Stark County, Ohio



                                    EXHIBIT A
                             DESCRIPTION OF PREMISES

     Any and all right, title and interest of Mortgagor in and to the following property, including, but not limited to easements, rights of way, licenses and line of railroad rights:

                       See Attached Property Description.

                       Republic Technologies International
                         Canton Hot Rolled Plant Proper
                                 416.1109 Acres

 Known as and being a part of the Northwest and Southwest quarters of Section, the Northeast and Southeast quarters of Section 2; all being located in Township
 10 (Canton) Range 8, Stark County, Ohio and a part of lands formerly known as the Southwest quarter of Section 2, Canton Township now being part of the City of Canton; known as and being part of Outlot 270, part of Outlot 402, part of Outlot 408, part of Outlot 409, part of Outlot 410, all of Lots 11085 - 11131, partial Lots 11132 - 11136, partial Lots 11148 - 11156, all of Lots 11157 - 11272, partial Lots 11273 and 11274, all of Lots 11275 - 11645, all of Lots
29602 -- 29666, 32413 -- 32417, and all streets and alleys in Hurford's Addition and Alvin Hurford's Addition to Canton Stark County, Ohio. Bounded and described as follows:

 Beginning for reference at a 2" iron bar found marking the Southwest comer of the Southeast quarter or Section 2, Canton Township and being on the centerline of 8th St. N.E. and being on the East Corporation line of the City of Canton and being the True Place of Beginning of the tract herein described; thence

     N 00(degrees)36'07" E 40.00 feet along the West line of said Southeast quarter and said Corporation line to a Railroad spike found marking the North Right-of-Way line of 8th St. N.E.; thence

     N 89(degrees)46'24" W 2124.03 feet along the North Right-of-Way line of said 8th St. N.E. to a #5 rebar 30" long bearing a cap imprinted NON 5586 found on the East Right-of-Way line of Denver Court N.E.; thence

     N 00(degrees)36'49" E 267.75 feet to a #5 rebar found at the intersection of said East line; of Denver Court and the North Right-of-Way line of Lippert Rd. N.E.; thence

     N 89(degrees)46'24" W 632.00 feet along said North Right-of-Way line of Lippert Rd. parallel to Course #3 to a #5 rebar found on the West Right-of-Way line of Boldon Avenue N.E.; thence

     S 00(degrees)15'13" E 25.00 feet along said West Right-of-Way line of Belden Avenue to a #5 rebar found being the centerline of a partial vacation of Lippert Rd. As recorded in Vacation Ordinance Record 6 Page 480 dated November 28, 1908; thence

     S 89(degrees)44'47" W 208.00 feet along said vacation centerline to a #5 rebar found; thence

     N 00(degrees)15'13" W 25.00 feet along the lands now or formerly owned by Morrow Control & Supply Inc. (O.R. 609 page 204 and 205) parallel to Course #5 to a #5 rebar found on the North Right-of-Way line of said partial vacation; thence

     S 89(degrees)44'47" E 2.94 feat along said Morrow lands parallel to Course #6 to a #5 rebar found; thence

     N 31(degrees)33'19" W 322.25 feet along said Morrow lands to a #5 rebar found; thence

     S 58(degrees)26'05" W 2.50 feet along said Morrow lands to a #5 rebar found; thence

     N 31(degrees)33'01" W 133.78 feet along said Morrow lands to a #5 rebar found on the South Right-of-Way line of the lands now or formerly owned by the Consolidated Rail Corporation (D.V. 413 page 475); thence proceeding on the following 19 Courses along said South Railroad Right-of-Way

     N 58(degrees)06'09" E `1603.35 feet to a #5 rebar found; thence

     S 89(degrees)05'57" E 25.00 feet to a #5 rebar found; thence

     S 00(degrees)32'34" W 86.41 feet to a 1" iron bar in concrete found;
     thence

     S 89(degrees)39'38" E 25.00 feet to a #5 rebar found; thence

     N 58(degrees)06'09" E 789.06 feet parallel to Course #12 to a3/4iron bar found; thence

     N 45(degrees)21'38" E 189.93 feet to a #5 rebar found; thence

     N 31(degrees)53'51" W 55.81 feet to a #5 rebar found; thence

     N 58(degrees)06'09" E 750.00 feet parallel to Course #12 to a #5 rebar found; thence

     S 31(degrees)53'51" E 11.00 feet parallel to Course #18 to a #5 rebar found; thence

     N 58(degrees)06'09" E 50.00 feet parallel to Course #12 to a #5 rebar found; thence

     S 31(degrees)53'51" E 5.00 feet parallel to Course #18 to a #5 rebar found; thence

     N 58(degrees)06'09" E 315.08 feet parallel to Course #12 to a #5 rebar found; thence

     S 81(degrees)36'24" E 61.03 feet to a #5 rebar found; thence

     N 65(degrees)32'10" C 50.34 feet to a #5 rebar found; thence

     N 62(degrees)18'00" E 45.71 feet to a #5 rebar found; thence

     N 66(degrees)18'55" E 51.58 feet to a #5 rebar found; thence

     N 65(degrees)52'36" E 49.02 feet to a #5 rebar found; thence

     N 64(degrees)08'58" E 335.25 feet to a #5 rebar found; thence

     N 58(degrees) 06'09" E 4916.88 feet parallel to Course #12 to a 1 1/2" iron bar marked with an "X" in oncrete found marking the West Right-of-Way line of the Wheeling and Lake Erie: Railway Company recorded in O.R. 998-464 and passing over (2) 1 1/2" iron bars marked with an "X' in concrete found at
     311.43 feet and 3384.15 feet respectively; thence proceeding along the West Right-of-Way line of said Wheeling and Lake Erie Railway Company lands the following 5 Courses

     S 17(degrees) 10'11" W 2348.25 feet along said West Right-of-Way line to a #5 rebar found at a Point of a curve to the left; thence along said curve

     An are distance of 312.09 feet having a radius of 1911.97 feet, a delta of 09(degrees) 21'09", a degree of curve of a 2(degrees) 59'50", a chord bearing and distance of S 12(degrees) 29'37" W 311.75 feet, a tangent of
     159.30 feet to a #5 rebar found; thence

     S 07(degrees)49'02" W 1241.57 feet to a #5 rebar found; thence

     S 45(degrees)21'58" E 12.50 feet to a #5 rebar found; thence

     S 07(degrees)49'02" W 237.84 feet to a #5 rebar found; thence proceeding along the lands now or formerly owned by Republic Engineered Steels, Inc. the following 10 courses

     S 18(degrees)25'11" W 270.10 feet to a #5 rebar found at a point of curve to the left; thence along said curve

     An arc distance of 101.05 feet having a radius of 532.80 feet, a delta of 10(degrees)52'00", a degree of curve of 10(degrees)45'13", a chord bearing and distance of S 12(degrees)59'11" W 100.90 feet, and a tangent of 50.67 feet to a #5 rebar found; thence

     S 07(degrees)33'01" W 50.00 feet to a #5 rebar found at a point of curve to the right; thence along said curve

     An arc distance of 166.31 feet having a radius of 212.52 feet, a delta of 44(degrees)60'16", a degree of curve of 26(degrees)17'07", a chord bearing and distance of S 29(degrees)12'11" W 162.10 feet and a tangent of 87.68 feet to a #5 rebar found; thence

     S 80(degrees)59'11" W 1442.65 feet to a #5 rebar 30" long bearing a cap imprinted Nichols #7349 found; thence

     S 34(degrees)59'51" W 361.30 feet to a #5 rebar found; thence

     S 00(degrees)08'51" W 35.00 foot to a #5 rebar found; thence

     S 34(degrees)59'51" W 72.81 feet to n #5 rebar found; thence

     S 80(degrees)57'42" W 54.18 feet to a #5 rebar found; thence

     S 34(degrees)59'51" W 212.30 feet to a Railroad spike found on the centerline of Georgetown Rd (T-112-A) and being on the South line of the Southeast quarter of Section 2, Canton Township; thence

     N 89(degrees)52'08" W 1801.38 feet along said South quarter Section line and centerline of Georgetown Rd. and being the centerline of 8th St. N.E. to the True Place of Beginning. The above described tract contains 422.1166 acres of land more or less excepting the following parcels:

     Exception #1 - Ohio Paving Company 3.0462 acre recorded in D.V. 4102; page 744

     Exception #2 - Stark County Commissioners 2.94 acre recorded in O. R. 1761, page 688

     Exception #3 - Stark Count Commissioners 0.0146 acre recorded in O.R. 1761, page 602

     Exception #4 - Stark Count Commissioners 0.0049 acre recorded in O.R. 1761, page 690

             EXCEPTING THERE FROM THE FOLLOWING DESCRIBED PREMISES;

                                  Exception #1

Situated in the Township of Cantor, County of Stark and State of Ohio and known as being a part of the Northwest quarter of Section 1, Township 10 (Canton), Range 8, of the Ohio River survey and being more particularly described as being a 3.16 acre tract now or formerly owned by Ohio Road Paving Company as described in D.V. 4102 Page 744 of the Stark County Records Office, bounded and described as follows;

     Beginning at a 1" pipe found marking the center of said Section and the centerline of Trump Road N.E.; thence N 00(degrees)06'26" E 1007.84 feet along the East line of said Northwest quarter section to a 3/4" iron bar found at the Intersection of centerlines of Trump Road N.E. and 14th St.
   N.E. then continuing along said Trump Rd. centerline the next four courses;
       N 62(degrees)42'20" W 442.55 feet to a 1" Iron pipe found; thence N 62(degrees)07'05" W 357.50 feet to a Railroad spike set; thence 333.33 feet along a 06(degrees)00'00" curve: to the left having a delta of 19(degrees)59'59", a radius of 954.93 feet, a chord bearing and distance of
      N 72(degrees)07'05" W 331.64 feet to a Railroad spike found; thence N 82(degrees)07'17" W 110.62 feet to P. .K. nail found in the center of a bridge spanning the East branch of the Nimishillen Creek and being the True Place of
   Beginning of the tract herein described; thence continuing along said Trump
                                 Road centerline

     N 82(degrees)07'17" W 174.00 feet to a #5 rebar 30" long bearing a cap imprinted NGN 5586G found; thence

     N 09(degrees)37'25" E 74.17 feet to a 95 rebar found, thence

     N 13(degrees)24'22" E 293.40 feet to a #5 rebar found; thence

     S 76(degrees)35'41" C 17.00 feet to a #5 rebar found; thence

     N 13(degrees)24'21" E 24.30 feet to a #5 rebar found: thence

        N 75(degrees)36'28" W 16.80 fact to a #5 rebar found; thence

        401.20 feet along a 04(degrees)00'00" curve to the right having a delta of 15(degrees)57'24", a radius of 1440.60 feet, a chord bearing and distance of N 22(degrees)21'03" E 399.90 feet and a tangent of 201.91 feet to a #5 rebar found; thence

        S 62(degrees)26'38" E 170.80 feet to the centerline of said East branch of Nimishillen Creek and passing over a #5 rebar found 50.00 feet from said Creek centerline; thence along said Creek centerline the following 3 courses,

        S 22(degrees)23'22" W 289.80 feet a point; thence

        S 20(degrees)12'22" W 177.90 feet to a point; thence

        S 09(degrees)52'22" W 265.13 feet to the True Place of Beginning of the parcel herein described containing 3.0462 acres of land and is subject to all legal highways and easements of record including the State of Ohio 0.8133 acre tract recorded in O.I.R. 95005600.

                                  Exception #2

Situated in the Township of Canton, County of Stark and State of Ohio and known as being a part of the Northwest quarter of Section 1, Township 10 (Canton), Range 8, of the Ohio River survey and being more particularly described as being the Stark County Commissioners 2.94 acre parcel 12ADW-1 recorded in O.R. 1761, page 688. Bounded and described as follows:

Beginning at station 41+23.66 on the centerline of relocated Trump Avenue NE as recorded in Plat Book 55 page 6 and being the True Place of Beginning of the parcel herein described; thence

        S 13(degrees)24'22" W 29.82 feet to a #5 rebar found; thence

        S 09(degrees)37'25" W 51.37 feet to the South Right-of-Way line of said relocated Trump Avenue NE; thence

        499.16 feet along a curve to die Right in said South Right-of-Way line having a delta of 25(degrees)30'53", a radius of 1120.92 feet, a chord bearing and distance of N 66(degrees)19'58" W 495.05 feet, a tangent of
        253.79 feet to a point of tangency; thence

        N 53(degrees)03'42" W 172.22 foot along said South Right-of-Way line to a point; thence

        N 58(degrees)01'43" E 111.85 feet to the North Right-of-Way line of said relocated Trump Avenue; thence along the North Right-of-Way line of said Trump Avenue NE the following four (4) courses and distances;

                  S 58(degrees)49'38" E 146.84 feet to a point; thence

                  N 27(degrees)38'22" E 33.53 feet to a point; thence

               N 70(degrees)32'46" E 112.75 feet to a point; thence

               S 73(degrees)09'57" E 320.61 feet to a point; thence

 S 13(degrees)24'22" W 185.05 feet to the True Place of beginning of the parcel herein described containing 2.94 acres of land, and is subject to all legal highways and easements of record.

                                  Exception #3

 Situated in the Township of Canton, County of Stark and State of Ohio and known as being a part of the Northwest quarter of Section 1, Township 10
 (Canton), Range 8, of the Ohio River survey and being more particularly described as being the Stark County Commissioners 0.0146 acre parcel 12AWD-2 recorded in O.R. 1761, page 692. Bounded and described as follows:

Beginning at station 48+04.49 on the centerline of relocated Trump Avenue NE as recorded in Plat Book 55 page 6 and being the True Place of Beginning of the parcel herein described; thence

        S 57(degrees)57'36" W 27.13 feet to a point; thence

        N 32(degrees)02'24" W 13.00 feet to a point; thence

        N 57(degrees)57'36" E 49.00 fact to a point; thence

        S 32(degrees)02'24" E 13.00 foot to a point; thence

  S 57(degrees)57'36" W 21.87 feet to the True Place of Beginning of the parcel herein described containing 0.0146 acres of land sand is subject to all legal highways and easements of record.

                                  Exception #4

 Situated in the Township of Canton, County of Stark and State of Ohio and known as being a part of the Northwest quarter of Section 1, Township 10
  (Canton), Range 8, of the Ohio River survey and being more particularly described as being the Stark County Commissioners 0.0049 acre parcel 12AWD recorded in O.R. 1761, page 690. Bounded and described as follows:

Beginning at station 39+27.98 on the centerline of relocated Trump Avenue NE. as recorded in Plat Book 55 page 6 and being the True Place of Beginning of the parcel herein described; thence

        S 17(degrees)35'09" W 19.76 feet to a point; thence

        N 72(degrees)24'51" W 5.50 feet to a point; thence

        N 17(degrees)35'09" E 39.00 feet to a point; thence

        S 72(degrees)24'51" E 5.50 feet to a point; thence

  S 17(degrees)35'09" W 19.24 feet to the True Place of Beginning of the parcel herein described containing 0.0049 acres of land and is subject to all legal highways and easements of record.

   Leaving 416.1109 acres of land of which 61.5079 acres are in the Northwest quarter of Section 1, 47.7783 acres are in the Southwest quarter of Section 1,
40.1440 acres are in the Northeast quarter or Section 2 and, 154.3283 acres are in the Southeast quarter of Section 2, and 112.3524 acres are in the City of Canton of which 4.85 acres are in Outlot 270, 14.74 acres are in Outlot 402,
1.99 acres are in Outlot 408, 10.184 acres are in Outlot 409, 24.37 acres are in Outlot 410, and 56.2184 acres are in city lots, streets and alleys. Subject to all legal highways and easements of record. The basis of bearing for this document is the South line of Section 2, bearing S 89(degree)52'08" E from a
Nichols Field Services, Inc. survey for LTV Steel Corporation Canton Hot Rolled
                               Plant dated 6/89.

                                Jerry L. Nichols
                     Registered Professional Surveyor #7349

                                /s/  Norman G. Nichols
                                ---------------------------
                                Norman G. Nichols
                     Registered Professional Surveyor #5586

                       Republic Technologies International
                              MASSILLON MAIN OFFICE
                                  5.5941 ACRES

Known as and being all of Lots 15537, 15538 as recorded in Plat Book 63 page 135 and a part of Outlots #204 and #568 in the City of Massillon, Stark County,
                    Ohio. Bounded and described as follows:

Beginning for reference at a #5 rebar 30" long bearing a cap Imprinted NGN 5586 found marking the Southeast corner of Lot #12878 in the City of Massillon; thence S 85(degree)28'08" W 516.96 feet along the south1ine of said Lot #12878 and the North line of Outlot #294 to a 1/2" iron pipe found marking the West Right-of-Way of Cleveland St. S.W. and the South Right-of-Way of a 20.00 feet wide unnamed alley; thence S 22(degrees)38'06" W 100.00 feet along said West Right-of-Way line to the Southeast corner of the State of Ohio's 7088 S.F. tract recorded in U. R. 1427 page 938 and being the True Place of Beginning of the tract herein described; thence continuing

        S 22(degrees)38'06" W 267.02 feet along said West Right-of-Way of said Cleveland St. S.W. to the Southeast corner of said Lot 15538 and a Western line of Outlot 773 as recorded in Plat Book 65 page 77; thence

        N 86(degrees)22'00" W 95.64 feet along the South line of said tot #15538 and the North line of said Outlot 773 to the Northeast corner of Lot #15537; thence

        S 03(degrees)32'26" W 222.57 feet along the East line of said Lot #15537 and a Western line of said Outlet 773 to a #5 rebar bearing a cap imprinted Nichols 7349 set (as do all #5 rebar set) on the North line of Outlet 773; thence

        N 86(degrees)22'00" W 532.98 feet along the North line of said Outlot 773 to a #5 rebar set at the Northwest corner of said Outlot 773 on the East Right-of-Way of the C.S.X. Railroad Corporation's land NKA Outlet 666; thence

        N 33(degrees)42'24" E 340.93 feet along said East Right-of Way line and the West line of said Outlot #588, Lots 15537 and 15538, and Outlot #294 to a #5 rebar found at a Point of Curve to the left; thence

        234.16 feet along a 02(degrees)10'14" curve to the left and said Outlot#294 and said Railroad lands defined by a delta of 05(degrees)04'56", a radius of 2639.76 feet, a tangent of 117.16 feet, a chord bearing and distance of N 31(degree)09'56" E 234.08 feet to a #6 rebar found at the Northwest corner of said Outlot #294 on the South line of said 20.00 feet wide unnamed alley; thence

        N 85(degrees)28'08" E 178.49 feel along the North line of Said Outlot #294 and South Right-of-Way of said 20.00 feet wide unnamed alley to the Western corner of said State of Ohio 7088 S.F. tract; thence

        S 86(degrees)14'52" F 230.38 feet along the South line of said State of Ohio tract to an angle point in said South line; thence

        S 25(degrees)29'27" E 59.73 feet along said South line to the True Place of Beginning.

  The above described tract contains 5.5941 acres of which 2.8521 acres are in Outlot 294, 2.109 acres are in Outlot #588, 0.285 acres are in Lot 15537, 0.348 acres are in Lot 15538 as surveyed by Nichols Field Services, Inc. under the supervision of Jerry L. Nichols, Registered Professional Surveyor #7439 in December of 1998 and is subject to all legal highways and easements of record. Basis of bearing for this document is the North line of Outlot #588 from NFSI survey for Republic Engineered Steels, Inc. dated 12/03/93 bearing S
                              86(degree)22'00" E.

                                JERRY L. NICHOLS
                     Registered Professional Surveyor #7349

                       Republic Technologies International
                              MASSILLON PARKING LOT
                                  2.5849 ACRES

Known as and being the remaining part of Republic Engineered Steels, Inc. 4.6961 acre tract recorded in O.R. 880 page 661 a part of Outlot #294, Massillon, Stark
                County, Ohio. Bounded and described as follows:

 Beginning for reference at a #5 rebar found bearing a cap imprinted NGN 5586 marking the Southeast corner of Lot #1287B and the Northeast corner of Outlot #294 in the City of Massillon, Stark County, Ohio and being the True
            Place of Beginning of the tract herein described; thence

        S 05(degrees)26'37" E 216.22 feet along the West line of Outlot #134 to a #5 rebar 30" long bearing a cap imprinted Nichols 7349 set (as are all #5 rebar set) at the Northeast comer of Outlot 773 as recorded in Plat Book 65 page 77; thence

        S 84(degrees)33'23" W 482.15 feet along the North line of said Outlot 773 to a #5 rebar set: thence

        N 67(degrees)21'54" W 86.06 feet along the North line of said Outlot 773 to a #5 rebar set on the East Right-of-Way of Cleveland St. S.W.;
        thence

        N 22(degrees)38'06" E 207.47 feet along the Fast Right-of-Way of Cleveland St. S.W. to a #5 rebar tearing a cap imprinted Nichols 7349 found on the North line of t-aid Outlot 294 and the South line of said Lot #12878; thence

        N 85(degrees)28'08" E 460.49 feet along the North line of said O.L. 294 and the South line of said Lot #12878 to the True Place of Beginning.

 The above described tract contains 2.5849 acres of land as surveyed by Nichols
  Field Services, Inc., under the supervision of Jerry L. Nichols, Registered Professional Surveyor #7349 in December of 1998 and is subject to all legal highways and easements of record. The basis of bearing for this document is the North line of Outlot 508 from a NFSI survey for Republic Engineered Steels, Inc.
                  dated 12/03/93 bearing S 86(degree)22'00" E.

                                JERRY L. NICHOLS
                     Registered Professional Surveyor #7349

                       Republic Technologies International
                           Massillon Hot Rolled Proper
                                331.5152 acres

    Known as and being Outlots #665 and #515 in the City of Massillon, Stark
                County, Ohio. Bounded and described as follows:

Beginning for reference at a 1" stainless steel bar found marking the Northwest corner of Outlot 515 in said City of Massillon being the True Place of
      Beginning of the tract herein described; thence proceeding along the following 74 courses:

         S 85(degrees)32'32" E 519.49 feet along said Albrecht St. S.W. centerline to a Railroad spike set; thence

         S 05(degrees)51'06" W 545.00 feet along the West line of the lands now or formerly owned by Ohio Edison Company (D.V. 2174 Page 377) to a #5 rebar 30" long bearing a cap imprinted NGN #5586 found; thence

         S 85"32'32" E 203.42 feet parallel to Course #1 to a #5 rebar found; thence

         S 05(degrees)51'06" W 658.64 feet along the West line of lands now or formerly owned by the Ohio Edison Company parallel to Course #2 to a 1" iron pipe found bearing a cap H & A LTD; thence

         S 85(degrees)40'46" E 500.13 feet along the South line of said Ohio Edison Company to a #5 rebar found (H&A LTD); thence

         N 05(degrees)41'03" E 1202.37 feet along the East line of said Ohio Edison Company to a #5 rebar found (#5586); thence

         N 85(degrees)32'32" W 116.17 feet along the North line of said Ohio Edison Company to a Railroad spike found marking the intersection of the centerlines of said Albrecht St. S.W. and 9th Street SW, thence

         N 04(degrees)29'19" E 15.06 feet to a railroad spike found on the old West Right-of-Way of said 9th Street SW; thence

         N 23(degrees)58'16" E 932.16 feet along said old West Right-of-Way of said 9th Street SW to a #5 rebar found; thence continuing along said old West Right-of-Way .

         N 26(degrees)38'14" E 2343.95 feet along said old West Right-of-Way line of said 9th Street SW and along the East line of the lands now or formerly owned by Ohio Paper Products Co. (D.V. 3949 Page 734) to a 5/8" iron bar found at the intersection of the old West Right-of-Way and the centerline of 9th St. S.W.; thence

        N 08(degrees)38'25" E 354.35 feet along the centerline of said 9th St. S.W. to a Railroad spike found; thence

        N 89(degrees)57'19" E 1070.35 feet along the South line of the lands now or formerly owned by the Massillon Development Foundation, Inc., (O.R. 233 Page 321) to a #5 rebar found; thence

        N 64(degrees)29'19" E 373.00 feet along the South line of the lands now or formerly owned by the First Savings & Loan Co. of Massillon (O.R. 279 Page 233) to a #5 rebar found at the Point of a curve to the right; thence along said Railroad curve and being the South line of said First Savings & Loran Co. of Massillon lands.

        Having an arc length of 288.11 feet, a radius of 1159.31 feet, a delta of 14(degrees)14'21", a chord bearing of N 71(degree)36'18" E, a chord distance of 287.37 feet, and a degree of curve of 04(degree)56'32" to a #5 rebar found; thence

        N 78(degrees)43'17" E 469.52 fleet along said South line of said First Savings & Loan Co. of Massillon to a #5 rebar found at a point to curve to the Left; thence along said Railroad curve

        Having an arc length of 34.57 feet, a radius of 941.87 feet, a delta of 02(degrees)06'10", a chord bearing of N 77(degree)40'12" E, a chord distance of 34.57 feet, and a degree of curve of 06(degree)05'00", to a #5 rebar found; thence

        S 33(degrees)42'24" W 640.61 feet along the West fine of the lands now or formerly owned by the Consolidated Rail Corporation ( D.V. 901 Page
        423) try a 1/2" Iron bar found bearing a cap H & A; thence proceeding along said railroad yard

        S 01(degrees)12'24" W 142.66 feet along said West line of said Consolidated Rail Corporation to a 1/2" rebar found bearing a cap H & A being on a West line of the lands now or formerly owned by Lukens Steel (O.I.R. 97023825); thence along said Lukens Steel lands the following 30 courses, all 1/2" rebar found bearing a cap imprinted H & A LTD; thence

        N 56"18'38" W 142.87 feet to a 1/2" rebar found; thence

        S 33(degrees)41'22" W 195.00 feet to a 1/2 rebar found; thence

        S 56(degrees)18'37" E 226.33 feet to a 1/2" "rebar found; thence

        S 12(degrees)45'50" W 384.97 feet to a 1/2" rebar found; thence

        S 74(degrees)46'46" E 130.85 feet to a 1/2" rebar found; thence

        S 15(degrees)14'14" W 116.62 feet to a 1/2" rebar found: thence

        S 28(degrees)25'23" W 549.94 feet to a 1/2" rebar found; thence

        S 38(degrees)50'00" W 137.99 feet to a 1/2" rebar found; thence

        S 28(degrees)09'14" W 651.53 feet to a 1/2" rebar found; thence

        S 47(degrees)29'35" E 440.54 feet to a Railroad spike found;
        thence

        N 37(degrees)38'59" E 889.05 feet to a 1/2" rebar found; thence

        N 33(degrees)45'55" E 863.94 feet to a 1/2" rebar found; thence

        N 46(degrees)52'21" E 22.81 feet to a 1/2" rebar found; thence

        N 78(degrees)50'56" E 215.33 feet to 1/2" rebar found; thence

        N 28(degrees)03'51" E 76.71 feet to a 1/2" rebar found; thence

        N 10(degrees)56'48" W 231.08 feet to a Railroad spike found; thence

        N 33(degrees)22'02" E 641.39 feet to a 1/2" rebar found; thence

        S 61(degrees)48'08" E 247.10 feet to a Railroad spike found; thence

        S 28(degrees)09'30" W 40.25 feet to a Railroad spike found; thence

        S 34(degrees)34'39" W 44.72 feet to a Railroad spike found; thence

        S 61(degrees)27'34" E 80.80 feet to a Railroad spike found; thence

        S 27(degrees)36'04" W 23.08 feet to a 1/2" rebar found; thence

        S 62(degrees)06'24" E 35.76 feet to a 1/2" rebar found; thence

        N 28(degrees)04'02" E 3.00 feet to a 1/2" rebar found; thence

        S 61(degrees)55'58" 18.00 feet to a 1/2" rebar found; thence

        S 28(degrees)04'02" W 4.00 feet parallel to course #42 to a 1/2" rebar found; thence

        S 61(degrees)55'58" 151.56 feet parallel to course #43 to a Railroad spike found; thence

         S 30(degrees)19'11" E 202.93 feet to a Railroad spike found; thence

         S 00(degrees)19'26" E 50.23 feet to a Railroad spike found; thence

         S 76(degrees)02'01" E 175.25 feet to a #5 rebar found on the West Right-of-Way of the lands now or formerly owned by the R. J. Corman Railroad and being the westerly line of Outlot 674; thence along the West Right-of-Way of said Railroad sand West line of said Outlot 674, the next 20 courses, along a curve to the right

         Having an arc length of 2422.00 feet. a radius of 3036.54 feet, a delta of 45(degrees)42'00", a chord bearing of S 40(degrees)50'48" W, a chord distance of 2358.30 feet, and a degree of curve of 01(degree)52'37" to a #5 rebar found; thence

         S 63(degrees)41'49" W "122.90 feet to a #5 rebar found; thence

         N 12(degrees)23'09' W 35.90 feet to a #5 rebar found; thence

         S 58(degrees)32'18" W 85.00 feat to a #5 rebar found; thence

         S 30(degrees)55'11" E 27.00 feet to a #5 rebar found; thence

         S 63(degrees)41'49" W 33.80 feet parallel to Course #50 to a #5 rebar found; thence

         S 63(degrees)40'14" W 1281.60 feet to a #5 rebar found at a Point of Curve to the left; thence along said curve

         Having an arc length of 375.09 feet, a radius of 1796.41 feet, a delta of 11(degrees)57'48", a chord bearing of S 57(degree)41'14" W, a chord distance of 374.41 feet, a degree of curve of 03(degree)11'22" to a #5 rebar found; thence

         S 51(degrees)42'14" W 421.30 foot to a #5 rebar found at a Point of Curve to the left; thence proceeding along said curve

         Having an arc length of 520.57 feet, a radius of 980.06 feet, a delta of 30(degrees)26'00", a chord bearing of S 44(degree)05'44" W, a chord distance of 514.47 feet, a degree of curve of 05(degree)50'46" W to a #5 rebar found; thence

         S 36"29'14" W 769.44 feet to a 1" stainless steel bar found in concrete; thence

         S 43(degrees)22'09" W 344.93 feet to a #5 rebar found; thence

         S 26(degrees)33'50" W 434.90 feet to a 1" stainless steel bar found in concrete; thence

        S 20"53'15" W 215.93 feet to a 1" stainless steel bar found in concrete; thence

        N 81(degrees)31'10" W 43.05 feet to a #5 rebar found; thence

        S 10(degrees)36'22" W 70.20 feet to a3/4" iron pipe found; thence

        S 09(degrees)42'42" W 60.97 feet to a #5 rebar found at a Point of curve to the left; thence proceeding along said curve

        Having an arc length of 297.33 feet, a radius of 1135.30 feet, a delta of 15(degrees)00'20", a chord bearing of S 01(degree)49'25"W, a chord distance of 296.48 feet, a degree of curve of 05(degree)02'48" to a 3/4" iron pipe found; thence

        S 04(degrees)13'03" E 186.48 feet to a badly deteriorated 3/4" iron pipe found at a Point of Curve to the left; thence proceeding along said curve

        Having an arc length of 660.95 feet, a radius of 2271.26 feet, a delta of 16(degrees)40'24", a chord bearing of S 11(degree)19'18" E, a chord distance of 658.62 feet, a degree of curve of 02(degree)31'22" to a 1" stainless steel bar found; thence

        S 70(degrees)51'27" W 139.66 feet to a stainless steel bar found on the East line of the lands now or formerly owned by T. & C. Swisher (O.I.R. 96068715); thence

        N 11(degrees)40'55" W 770.94 feet to a 3/4" stainless steel bar found at the Southeast comer of the lands now or formerly owned by D. Hendricks, et al; thence

        N 43(degrees)36'53" W 819.52 foot along said Blile lands to a #5 rebar found on the South Section line of Section 19, Perry Township; thence

        N 36(degrees)05'52" W 740.63 feet along sold Hendricks lands to a bent 1" Iron bar found; thence

        N 80(degrees)48'32" W 404.40 feet along the North line of said Hendricks lands to a #5 rebar found at the Southeast corner of the lands now or formerly owned by J. & M. Havenstein (D.V. 3440 Page 43-45); thence

        N 05(degrees)51'06" E 1635.47 feet parallel to Course #2 along the East line of said Havenstein lands and along the East line of the lands now or formerly owned by P. Eber (O.R. 825 Page735) the East line of the lands now or formerly owned by A. Ashburn (O.R. 1739 Page 651) and along the East line of the lands now or formerly owned by T. & J. Phillips (O.I.R. 96027841) to the True Place of Beginning.

 The above described tract contains 331.5152 acres of land more or less of which
  310.9495 acres are in Outlot #665, 17.4394 acres are in Outlot #515 and 3.12 acres are in Ninth St SW subject to all legal highways and easements of record.





                                Jerry L. Nichols
                     Registered Professional Surveyor #7349

                                  PARCEL NO. 4

Situated in the township of Perry, County of Stark and State of Ohio, and known as and being part of East Fractional Section 30, bounded on the west by the Tuscarawas River, on the East by the Ohio Canal, on the South by the road now or formerly known as the Warmington Road and on the north by a part of said Fractional Section now owned by Central Alloy Steel Corporation and described in Vol. 423, Page 422 of the Stark County Deed Records, containing 8.50 acres, more or less.

              EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PREMISES:

                              Parcel 19-WL Highway:

Situated in the Township of Perry, County of Stark and State of Ohio as follows:

   Commencing at the southwest corner of said quarter Section 30; thence north
  4 degrees 29 minutes 10 seconds east along the westerly line of said Quarter
Section 30, a distance of 736.83 feet to a point on tangent to the centerline of survey of United States Route 30; thence north 61 degrees 38 minutes 25 seconds east along said tangent of the centerline, a distance of 73.70 feet to a point on the centerline of survey of United States Route 30; thence continuing north
  61 degrees 38 minutes 25 seconds east along the centerline of survey (United
   States Route 30), a distance of 568 feet to a point on the owners westerly property line at centerline Station 529 point 52.00 the true place of beginning of the parcel herein conveyed; thence north 58 degrees 21 minutes 35 seconds west along said owner's westerly property line, and being common to an easterly property line of the Norfolk and Western Railway Company same being along a proposed limited access line of United States Route 30 a distance of 75.00 feet to a point on a proposed northerly limited access line of United States Route 30; thence along said northerly limited access by these courses: north 2 degrees
 33 minutes 49 seconds west 133.28 feet; thence north 62 degrees 52 minutes 03 seconds east 70.02 feet; thence north 62 degrees 51 minutes 13 seconds east, 302 feet to a point on the easterly property line of the owner; thence along said easterly property line by these courses: South 32 degrees 14 minutes 00 seconds east 94.26 feet south 30 degrees 41 minutes 12 seconds east 100.01 feet; south 33 degrees 33 minutes 02 seconds east 100.05 feet; thence south 30 degrees 58 minutes 19 seconds east a distance of 47.42 feet to a point on the southerly proposed limited access line of United States Route 30; thence along said southerly limited access by these courses: South 59 degrees 55 minutes 08 seconds west 203.63 feet; thence south 80 degrees 30 minutes 33 seconds west a distance of 262.16 feet to a point on the aforementioned westerly property line of owner, name being an easterly property line of the Norfolk and Western Railway Company and a proposed limited access of United States Route 30; thence north 28 degrees 21 minutes 35 seconds west, a distance of 75.00 feet to the place of beginning, containing 3.22 acres of land.

    Description for the above parcel in based on a survey made by R. Richard
                     Fawcet, Registered Surveyor No. 4948.

                                  PARCEL NO. 5

  Situated in Perry Township, now City of Massillon, County of Stark and State
    of Ohio and known as and being a part of the Southwest Quarter of Section
     Seventeen (17) and part of the Northwest Quarter of Section Twenty (20)
             Township 10, Range 9 and further described as follows:

  Beginning for ____ at the intersection of the west right of way line of Erie Avenue South and the center line of old Oberlin Road (relocated in 1969), thence
  South seventy-eight degrees, thirty-two minutes, forty-eight seconds West (S 78(degrees)32'48" -W) with the center line of old Oberlin Road, a distance of seven hundred sixty and ninety hundredths (760.90) feet to a point one hundred fifty (150) feet East of the center of The Wheeling and Lake Erie Railway Company's main track further known as the true place of beginning; thence North seventy-eight degrees, thirty-two minutes forty-eight seconds East (N 78(degrees)32'48 -E), a distance of one hundred ninety-four and seventy-nine hundredths the (194.79) feet to a point on the east line of said Railway's right of way; thence South eleven degrees, twenty-seven minutes, fifty-nine seconds
   East (S 11(degrees)27'59" E) with said right of way line a distance of four hundred thirty-five and fifty-two hundredths (435.52) east to a point of curvature, thence on a curve to the right having a radius of two thousand one hundred sixty-one and eighty-three hundredths (2161.83) feet, an arc length of seventy-six and ninety-six hundredths (76.96) feet along said Railway right of way line with a chord bearing South ten degrees, twenty-six minutes, forty-four seconds east (S 10(degrees)26'44" -E), a distance of seventy-six and ninety-five hundredths (76.95) feet to an angle point; thence South six degrees, fifty-five minutes, eight seconds West (S 6(degrees)55'8" -W), a distance of one hundred ninety-nine and forty hundredths (199.40) feet to a point; thence South three degrees, sixteen minutes, fourteen seconds West (S 3(degrees)16'14" -W), a distance of one hundred forty and twenty-three hundredths (140.23) feet to a point; thence South eleven degrees, eighteen minutes, thirty-six seconds West (S
 11(degrees)18'36" -W), a distance of four hundred two and eighty-two hundredths
  (402.82) feet to a point; thence South seventeen degrees, thirty-one minutes, twenty seconds West (S 17(degrees)31'20" -W) a distance of eight hundred fifty-three and sixty-one hundredths (853.61) feet to a point, thence South twenty-six degrees, five minutes, forty-four seconds West (S 26(degrees)05'44"
  -W), a distance of two hundred seventy-two and eighty-one hundredths (272.81) feet; thence South thirty-one degrees, thirty-seven minutes, forty-three seconds
  West (S 31(degrees)37"43" -W), a distance of three hundred fifty-five and six hundredths (354.68) feet to a point; thence South thirty-two degrees, forty-one minutes, twenty seconds West (S 32(degrees)42'20" -W), a distance of seven hundred forty-five and twenty-three hundredths (745.23) feet to a point of curvature on the said Railway right of way line, thence on a curve to the right having a radius of one thousand three hundred seven and forty-two hundredths (1307.42) feet, an arc length of ninety-four and thirty-two hundredths (94.32)
    feet along said Railway right of way with a chord bearing South sixty-one degrees, twelve minutes, thirty-three second West (S 61(degrees)12'33" -W), a distance of ninety-four and twenty hundredth (94.20) feet to a point of tangency; thence South sixty-three degrees sixteen minutes, twenty-eight seconds West (S 61(degrees)16' -28" -W) with the east right of way line of said Railway, a distance of seven hundred sixty and fifty-eight hundredths (760.58) feet to a point; thence north forty four degrees, thirty minutes, thirty seconds East (N
   44(degrees)30'30"-E), a distance of one hundred seventy-nine and forty-two hundredths (179.42) feet to a point, thence North forty-nine degrees, eleven minutes, eighteen seconds East (N 49(degrees)11'18" -E) a distance of one hundred thirty-one and thirty-two hundred (132.32) feet to a point of curvature;

      thence or a curve to the left, having a radius of three thousand nine hundred sixty-nine and seventy-one hundredths (3969.71) feet, an arc length of two hundred (200.00) feet, parallel to and one hundred fifty (150) feet east of said Railway's base line with a chord bearing North fifty-four degrees, thirty-nine minutes, eighteen seconds East (N 54(degrees)39'18" -E), a distance of one hundred ninety-nine and ninety-four hundredths (199.94) feet to a point of compound curvature; thence on a curve to the left having a radius of three thousand two hundred seventy-five and twenty-two hundredths (3275.22) feet, an arc length of one thousand eight hundred eleven and no hundredths (1811.00) feet, one hundred fifty (150) feet east and parallel to the said Railway's base line with a chord bearing North thirty-five degrees, fifty-three minutes, three seconds East (N 35(degrees)53'03" -E), a distance of one thousand seven hundred ninety-three and sixteen hundredths (2793.16) feet to a pint of compound curvature; thence on a curve to the left having a radius of three thousand fourteen and seventy-nine hundredths (3014.79) feet, an arc length of one thousand four hundred ninety-one and twenty-four (1491.24) feet, parallel to and one hundred fifty (150) feet east of the said Railway's base line with a chord bearing North six degrees, thirteen minutes forty-eight seconds East (N 6(degrees)13'48" -E), a distance of one thousand four hundred thirty-four and eighty-six hundredths (1434.86) feet to a point of tangency, thence North seven degrees, thirty-minutes, twelve seconds West (N 7(degrees)32' -12" -W), a distance of three hundred sixty-six and a eighty-five (366.85) feet to the true place of beginning and containing thirteen and fifteen hundredths (13.15) acres of/and.

                                  PARCEL NO. 6

Situated in the City of Massillon, County of Stark, State of Ohio and being that land of Grantor's extending from Walnut Road southerly to the parcel of land hereinabove described as Parcel No. 6, excepting therefrom that land condemned by the United States of America in Civil Action No. 21668 in the district Court of the United States, Northern District of Ohio, Eastern Division.

Parcels 5 and 6 were conveyed by the Wheeling and Lake Erie Railroad Company to
   Republic Steel Corporation by Deed recorded in Volume 3484, Page 100 Stark
                                County Records.

                                  PARCEL NO. 7

  Situated in the Township of Perry Now City of Massillon, County of Stark and State of Ohio, and known as being a part of the North West Quarter (N.W. 1/4) of Section Twenty (20), Township 10 North, Range 9 West and being more particularly bounded and described as follows:

Commencing at the intersection of the West right of way line Erie Avenue South, Sixty (60) feet wide as now established and the east center line of ole Oberlin Avenue S.W. Thence South seventy-eight degrees, thirty-two minutes, forty-eight seconds West (S 78 Deg. -32' -48" W) a distance of seven hundred sixty and ninety hundredths (760.90) feet along the center line of Old Oberlin Avenue S.W.
   to a point one hundred fifty (150) feet east of the base-center line of the Wheeling and Lake Erie Railway Company at railway valuation chainage station
925+57.0; Thence South seven degrees, thirty-two minutes, twelve seconds East (S
   7 deg. -32' -12" -E) a distance of three hundred sixty-six and eighty-five hundredths (366.85) feet to a point of curve; thence on a curve to the right, having a radius of three thousand fourteen and seventy-nine hundredths (3014.79)
     feet, an arc length of one thousand four hundred ninety-one and twenty-four hundredths (1491.24) feet, parallel to and one hundred fifty (150) feet east of said railway's base-line with a chord bearing South six degrees, thirteen minutes, forty-eight second West ( 6 deg. -13' -48" W) a distance of one thousand four hundred thirty-four and eighty-six hundredths (1434.86) feet to a point of curve, thence on a curve to the right, having a radius of three thousand two hundred seventy-five and twenty-two hundredths (3275.22) feet, and arc length of one hundred seventy-five (175) feet, with a chord bearing South twenty-one degrees thirty minutes, twenty-five seconds West (S 21 deg. -30' -25"
    W) a distance of one hundred seventy-four and nine hundred seventy-nine thousandths (174,979) feet to a point of curve, the same, being the point of beginning;

 Thence, continuing on a curve to the right, having a radius of three thousand two hundred seventy-five and twenty-two hundredths (3275.22) feet, an arc length of one thousand six hundred forty-one and thirty-six hundredths (1641.36) feet concentric to and one hundred fifty (150) feet radially East of said grantor's center line, with a chord bearing South thirty-seven degrees twenty-four minutes, forth-five seconds West (S 37 deg. -24' -45" W) a distance of one thousand six hundred twenty-four and twenty-four hundredths (1624.24) feet to a point;

Thence, North forty-seven degrees, thirteen minutes, thirty-four seconds East (n
  47 Deg. -13'-34" E) a distance of four hundred thirty-three and sixty-seven hundredth (433.67) feet to a point; Thence North thirty-three degrees, fifty-two minutes, forty-nine seconds East (N 33 deg. -52'-149" E) a distance of one thousand one hundred ninety-nine and nineteen hundredths (1199.19) feet to the point of beginning and containing an area of one and eighteen hundredths (1.18)
                          acres of land, more or less.

                                  PARCEL EIGHT

    Situated by the City of Massillon, County of Stark and State of Ohio and known as and being Outlot 570 in the City of Massillon and formerly known as and being a part of Township of Perry, County of Stark and State of Ohio,
 Section 18, Township 10, Range 8, Perry Township; Beginning at a point distant 100 feet Southerwesterly normal in original center Erie of the Massillon Branch of the Wheeling & Lake Erie Railroad Company at Station 976 plus 00 standard chainage of said Railway Company, thence Southerwesterly parallel to said center line and distance 100 feet therefrom, about 1416 feet to the point normally opposite Station 990 plus 80 stand chainage of said center line;thence Southerwesterly normal said center line about 86 feet to the
      North bank of the Tuscarawas River; thence Northeast along the North bank of the Tuscarawas River; about 1388 feet to a point distance Southerwesterly about 272 feet and normal to said center line of said Railway
       Company at Station 976 plus 00 standard train line chainage; thence Northwesterly about 112 feet to the place of beginning containing 3 acres.

                        PARCEL NINE Intentionally deleted

                                   PARCEL TEN

    Known as and being a part of Out Lot #588 in the City of Massillon, Stark
      County, Ohio and recorded in Office Record 487, Page 831 at the Stark
          County Deed Records Office. Bounded and described as follows:

Beginning for reference at 1/2'" bar with a cap imprinted HAM LTD found marking the Northwest corner of said O.L. 688 and being the True Place of Beginning of the tract herein described; thence 8.88 deg 22' 00" E 421.16' along the North line of O.L. 588 and the South Right of way line of Oberlin Road SW to a 30" long #5 rebar bearing a cap imprinted Nicholas 7439 set (as do all #5 rebar east); thence S 03 deg. 32' 26" W 192.56" to a #5 rebar set thence N 88 deg. 22' 00" W 532.98' parallel to the North End of O.L 588 to a #5 rebar on the East line of the C.S.X. Railroad, thence N 33 deg. 42' 24" E 222 52 along the East line of C.S.X. Railroad and the West line of O.L. 588 to the True Place of
                                   Beginning.

The above described tract contains 2" 109 acres of land, as surveyed by Nicholas
   Field Services in June of 1995 under the supervision of Jerry L. Nicholas, Registered Professional Surveyor #7489, the basis of Bearings for this survey is the North line of O.L. 588 bearing 8.88 deg. 22' 00" E from Nicholas Field Services, Inc. survey for Republic Engineered Steels, Inc. dated 12/03/93.
  Subject to all legal highways and easements of record and together with all rights created by easement given to Grantor and its predecessors in this by easements from third parties.

                                            Recording Office: Stark County, Ohio



                                    EXHIBIT B
                             PERMITTED ENCUMBRANCES

                                      None.

                                            Recording Office: Stark County, Ohio



                                    EXHIBIT C
                                 MORTGAGE RIDER

     Mortgage Rider attached to and made a part of that certain Open-End Mortgage, Security Agreement, Assignment of Rents, Income and Proceeds, dated as of August 16, 2002 (the "Mortgage") from N&T Railway Company LLC a Delaware limited liability company having its principal place of business at 3770 Embassy Parkway, Akron, OH 44333 (the "Mortgagor"), to Fleet Capital Corporation, a Rhode Island corporation, having its principal office at One Federal Street, Boston, Massachusetts 02110, as Administrative Agent for itself and the other Lenders who are or may become parties to the Credit Agreement (in such capacity, the "Mortgagee").

     With intent to be legally bound, Mortgagor and Mortgagee agree that the following terms and conditions are herein made a part of the Mortgage as an integral part thereof. The provisions of this Mortgage Rider are supplementary to the provisions of the Mortgage to which this Mortgage Rider is attached and to the extent any provision of this Mortgage Rider deals with the same subject matter as similar provisions of the Mortgage, the provisions hereof are to be construed to expand such similar provisions and not to limit the general application of any general provision contained in the Mortgage. To the extent any provision of this Mortgage Rider conflicts with the Mortgage, the language in the Mortgage shall control. In case any one or more provisions of this Mortgage Rider may be found to be invalid or unenforceable for any reason or in any respect, such invalidity or unenforceability shall not limit or impair enforcement of any other provisions of this Mortgage Rider. Unless otherwise defined herein, capitalized terms used in the Mortgage and this Mortgage Rider shall have meanings ascribed to them in the Credit Agreement.

                       1. REPRESENTATIONS AND WARRANTIES.

     The Mortgagor hereby represents, covenants and warrants to Mortgagee as follows.

     1.1. Title to Property. The Mortgagor warrants its title to the Property, subject only to the Permitted Encumbrances.

     1.2. Authority; No Encumbrances. The Property is now free and clear of all encumbrances whatsoever except Permitted Encumbrances, and the Mortgagor has good right and lawful authority to mortgage and convey the same in the manner and form hereby mortgaged and conveyed.

     1.3. Governmental Filings. Other than the recording of this Mortgage and the filing of financing statements with the appropriate recording and filing offices in the state where the Property is located, no approval, authorization or other action by, or filing with, any federal, state, or local commission, board or agency, is required under existing law in connection with the execution and delivery by Mortgagor of this Mortgage.

     1.4. No Leases. Except as set forth on Exhibit B, there are presently in effect no leases of the Property or any part thereof.

     1.5. Absence of Litigation. Mortgagor has not received written notice of any actions, suits, proceedings or investigations, including, without limitation, condemnation and eminent domain proceedings, pending or, against or affecting the Property, or which may involve or affect the validity of this Mortgage, and Mortgagor is not in default with respect to any order, writ, injunction, decree or demand of any court or any administrative agency or governmental authority affecting the Property or the use thereof.

     1.6. Compliance with Law. The Property, in all material respects, is in compliance with all applicable laws and governmental regulations, including but not limited to those governing zoning, land use, subdivision control, health, safety, fire protection and protection of the environment.

                      2. CERTAIN COVENANTS AND CONDITIONS.

     The Mortgagor covenants and agrees as follows.

     2.1. Governmental Charges. Mortgagor shall pay, if any are applicable, before the same become delinquent all taxes, charges, sewer use fees, water rates and assessments of every name and nature, whether or not assessed against Mortgagor, if applicable or related to the Property, or any interest therein, or applicable or related to any of the Obligations, which, if unpaid, might by law become a lien or charge upon all or any part of the Property; provided, however, that so long as no distraint, foreclosure sale or other levy upon or transfer with respect to the Property or any part thereof shall have been effected or threatened, Mortgagor shall not be required to pay any such taxes, charges, fees, rates and assessments by reason of this ss.2.1 if (i) the amount, applicability or validity thereof is currently being contested by Mortgagor in good faith by appropriate legal proceedings, (ii) such contest operates to suspend enforcement of compliance with and/or collection thereof, (iii) Mortgagor shall have set aside on its books reserves (segregated to the extent required by sound accounting principles and practices) reasonably deemed by Mortgagee to be adequate with respect thereto, and (iv) if requested by Mortgagee, Mortgagor shall provide to Mortgagee a bond or other security of such nature and in such amount as Mortgagee deems sufficient as security for payment thereof.

     2.2. Provision for Payment of Governmental Charges and Other Obligations. To assure the payment, to the extent applicable, of all taxes, charges, sewer use fees, water rates, ground rents and assessments of every name and nature, or any other obligations which may have or acquire priority over this Mortgage, and which are assessed or payable with reference to the Property, upon the occurrence of an Event of Default, Mortgagor, if so requested by Mortgagee, shall deposit with

Mortgagee, on the first day of each month, a sum determined by Mortgagee to be sufficient to provide, in the aggregate, a fund adequate to pay any such amounts at least ten (10) days before the same become delinquent; and whenever Mortgagee determines sums accumulated under the provisions of this ss.2.2 to be insufficient to meet the obligation for which such deposits were made, Mortgagor shall pay, on the demand of Mortgagee, any amount required to cover the deficiency therein. Every such deposit may, at the option of Mortgagee, be applied directly against the obligation with reference to which it was made, or, to the fullest extent permissible according to law, any other obligation of Mortgagor secured hereby. Such deposits may, to the fullest extent permitted by law, be commingled with other assets of Mortgagee and, in the discretion of Mortgagee, invested by Mortgagee for its own account, without any obligation to pay income from such investment, or interest on such deposits, to Mortgagor, or to account to Mortgagor for such income in any manner.

         2.3. Maintenance of Property; Alterations. To the extent that Mortgagor has a right to do so, Mortgagor shall keep and maintain the Property in good condition, repair and working order, damage from casualty expressly not excepted, shall make all such needful and proper repairs, replacements, additions and improvements thereto as shall be necessary for the proper conduct of its business thereon, and shall not permit or commit waste on the Property. Mortgagor shall not permit removal or structural alteration of anything which constitutes a part of the Property without the consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed. The Mortgagor may remove personal property or fixtures which have become obsolete, provided that Mortgagor shall substitute personal property or fixtures of equal utility and equal or greater value for the items so removed. The Mortgagor shall have the right at all times to make or permit such alterations, improvements or new construction, structural or otherwise, (herein sometimes called collectively "alterations"), of or on the Property to be made in all cases subject to the following conditions:

                  (a) all work done in connection with any alterations shall be done promptly and in a first-class and workmanlike manner;

                  (b) the cost of all alterations shall be paid promptly so as to keep the Property free of all liens;

                  (c) no alterations of any kind shall be made to the Property which shall change the use or reduce the value of the Property in any respect; and

                  (d) no alteration involving an estimated cost of materials and construction labor as estimated by a licensed architect or contractor reasonably approved by the Mortgagor in excess of $1,000,000 shall be undertaken without the prior written consent of Mortgagee, which shall not be unreasonably withheld, conditioned or delayed.

Mortgagor shall permit Mortgagee to enter the Property at any reasonable time to determine whether Mortgagor is in compliance with its obligations under this Mortgage. All construction on the Property shall comply with, and each and every part of the Property shall be maintained and used in accordance with, all applicable federal, state and local laws and governmental regulations, and any lawful private restrictions or other requirements or provisions, relating to the maintenance or use thereof.

     2.4. Insurance. The Mortgagor agrees, at Mortgagor's sole cost and expense, to keep the Property insured at all times throughout the term of this Mortgage as the Property is presently insured.

     2.5. Casualties and Takings. All proceeds of any property or hazard insurance or awards of damages on account of any taking or condemnation for public use of or injury to the Property shall (a) so long as no Default or Event of Default has occurred and is continuing, be disbursed to the Mortgagor and applied by Mortgagor in the manner provided in ss.3.2(b) of the Credit Agreement, and (b) in all other circumstances, be held by Mortgagee as cash collateral for the Obligations.

     2.6. Notice of Condemnation. Mortgagor, immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of the Property or any portion thereof, shall notify Mortgagee of the pendency of such proceeding. The Mortgagee may participate in such proceeding, and Mortgagor from time to time shall deliver to Mortgagee all instruments requested by Mortgagee to permit such participation.

     2.7. Leases; Assignments; Subordination. Mortgagor shall not lease the Property or any part thereof without the prior written consent of Mortgagee. If Mortgagor shall enter into a lease with the consent of Mortgagee, Mortgagor shall faithfully keep, observe and satisfy all the obligations on the part of the lessor to be kept, performed and satisfied under every lease from time to time in force with reference to the Property and accept any rentals for more than one month in advance. Mortgagor hereby assigns to Mortgagee all rents and profits under any and all leases of the Property, provided, however, that Mortgagor shall be entitled to retain such rents and profits until an Event of Default shall have occurred. At any time on written notice from Mortgagee, Mortgagor shall submit to Mortgagee for examination all such leases and on the demand of Mortgagee, shall execute and deliver a separate instrument collaterally assigning any or all such leases, or the rents and profits thereof, in form satisfactory to Mortgagee. The Mortgagee shall have the right, by the execution of suitable written instruments from time to time, to subordinate this Mortgage, and the rights of Mortgagee hereunder, to any lease or leases from time to time in force with reference to the Property, and, on the execution of any such instrument, this Mortgage shall be subordinate to the lease for which such subordination is applicable with the same force and effect as if such lease had been executed and delivered, and a notice thereof recorded to the extent required to give notice to third persons, prior to the execution, delivery and recording of this Mortgage.

     2.8. Prior Mortgages. If this Mortgage, by its terms, is now, or at any time hereafter, becomes subject or subordinate to a prior mortgage, Mortgagor shall fully perform its obligations under such prior mortgage and shall not, without the consent of Mortgagee, agree to the modification, amendment or extension of the terms or conditions of such prior mortgage. Nothing contained in this (S).2.8 is intended, nor shall it be deemed, to constitute consent by Mortgagee to a subordination of the lien of this Mortgage.

     2.9. Encumbrances. Mortgagor shall not create or permit to be created or permit to exist any encumbrance on the Property (other than any lien for property taxes not yet due and payable and the Permitted Encumbrances) even if such encumbrance is inferior to this Mortgage, without the prior express written consent of Mortgagee.

     2.10. Transfers of Ownership. Mortgagor shall not sell or permit any transfer of any interest in the Property, or any part thereof, without the prior written consent of Mortgagee, except as expressly permitted by the Credit Agreement.

     2.11. Priority of Lien; After-Acquired Property. This Mortgage is and will be maintained as a valid mortgage lien on the Property subject only to the Permitted Encumbrances. All property of every kind acquired by Mortgagor after the date hereof which, by the terms hereof, is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by Mortgagor, and without any further mortgage, conveyance, assignment or transfer, become subject to the lien of this Mortgage. The Mortgagor will do, execute, acknowledge and deliver all and every such further conveyances, mortgages, and assurances as Mortgagee shall reasonably require for accomplishing the purposes of this Mortgage. If any action or proceeding shall be instituted to recover possession of the Property or for the foreclosure of any other mortgage or Mortgage or for any other purpose affecting the Property or this Mortgage, Mortgagor will immediately, upon service thereof on or by Mortgagor, deliver to Mortgagee a true copy of each precept, petition, summons, complaint, notice of motion, order to show cause, and all other process, pleadings and papers, however designated, served in any such action or proceeding.

     2.12. Fixtures and Equipment; Financing Statement. This Mortgage constitutes a security agreement under the Uniform Commercial Code, and Mortgagor hereby grants to Mortgagee to secure the payment and performance of the Obligations and also to secure the performance of all agreements and covenants herein contained, a security interest in all fixtures, Railroad Service Equipment and any other property included in the Property, now owned or hereafter acquired by Mortgagor, which might otherwise be deemed "personal property" (and all accessions thereto and the proceeds thereof). Some of such "personal property" is now or is to become fixtures on the Premises. Mortgagor covenants and agrees that, upon the subsequent acquisition of fixtures, Railroad Service Equipment or such personal property included in the Property, it will provide to Mortgagee such further assurances as may be required by Mortgagee to establish Mortgagee's first and prior security interest in such fixtures, Railroad Service Equipment and property. IT IS INTENDED BY MORTGAGOR AND MORTGAGEE THAT THIS MORTGAGE BE EFFECTIVE AS A FINANCING STATEMENT FILED WITH THE REAL ESTATE RECORDS AS A FIXTURE FILING. For this purpose, Mortgagor is the "debtor" and Mortgagee is the "secured party." A mailing address for the Mortgagor and an address of Mortgagee from which information concerning the security interest may be obtained are set forth in the introductory paragraph of this Mortgage. Mortgagor shall execute, deliver and cause to be recorded and filed from time to time with all necessary public offices, at Mortgagor's sole cost and expense, continuances and such other instruments as will maintain Mortgagee's priority of security in all fixtures, Railroad Service Equipment and other personal property included in the Property. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Mortgagee's sole election.

     2.13. Environmental Assessments. At any time after an Event of Default shall have occurred, or, whether or not an Event of Default shall have occurred, at any time after Mortgagee shall receive notice of a Release or threatened Release of Hazardous Substances from Mortgagor, or shall have received notice from any other source reasonably deemed reliable by Mortgagee that a Release of Hazardous Substances may have occurred, Mortgagee may at its election after five
(5) days prior notice to Mortgagor obtain one or more environmental assessments of the Property prepared by a geohydrologist, an independent engineer or other qualified consultant or expert reasonably approved by Mortgagee evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to the Property, and (ii) whether the use and operation of the Property comply with all applicable Environmental Laws (as hereinafter defined). Environmental assessments may include detailed visual inspections of the Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of the Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of Mortgagor.

                            3. DEFAULT AND REMEDIES.

     3.1. Default; Acceleration of Obligations. Subject to the terms of the Credit Agreement, if an Event of Default shall occur and be continuing, then Mortgagee may exercise the remedies provided under this Mortgage, under the Credit Agreement, under any and all other instruments and documents providing security for the Obligations, or under the laws of the state where the Property is situated, or any one or more of such remedies.

     3.2. Remedies Cumulative. No remedy herein conferred on Mortgagee is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing.

     3.3. Right of Mortgagee to Cure an Event of Default. Subject to the provisions of the Credit Agreement, if an Event of Default shall occur and be continuing, Mortgagee shall have the right, but without any obligation so to do, upon fifteen (15) days prior written notice to Mortgagor (except in the event of an emergency, in which case the Mortgagee may act immediately), to cure such default for the account of Mortgagor and to make any payment or take any action necessary to effect such cure. Without limiting the generality of the foregoing, Mortgagor hereby authorizes Mortgagee to pay all taxes, sewer use fees, water rates and assessments, with interest, costs and charges accrued thereon, which may at any time be a lien upon the Property, or any part thereof; to pay the premiums for any insurance required hereunder; to incur and pay reasonable expenses in protecting its rights hereunder and the security hereby granted; and to pay any balance due under any security agreement on any fixtures and equipment included as a part of the Property; and the payment of all amounts so incurred shall be secured hereby as fully and effectually as any other obligation of Mortgagor secured hereby. If Mortgagee shall make any payment or take action in accordance with this ss.3.3, Mortgagee will give to Mortgagor written notice of the making of any such payment or the taking of any such action. In any such event, Mortgagee and any person designated by Mortgagee shall have, and is hereby granted, the right to enter upon the Property at reasonable times and from any time and from time to time for the purpose of taking any such action, and all monies expended by Mortgagee in connection therewith (including, but not limited to, reasonable legal expenses and disbursements), together with interest thereon at an annual rate of interest equal to the rate applicable to overdue payments under the Credit Agreement (or the highest rate permitted by law, whichever shall be less), from the date of each such expenditure, shall be paid by Mortgagor to Mortgagee forthwith upon demand by Mortgagee, and shall be secured by this Mortgage, and Mortgagee shall have, in addition to any other right or remedy of Mortgagee, the same rights and remedies in the event of non-payment of any such sums by Mortgagor as in the case of a default by Mortgagor in the payment of any installment of principal or interest due and payable under the Credit Agreement.

     3.4. Operation of Property. Subject to the provisions of the Credit Agreement, upon the occurrence of an Event of Default, Mortgagee may hold, lease, manage, operate or otherwise use or permit the use of the Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Mortgagee may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Mortgagee shall deem necessary or desirable), and apply all rents, profits and other amounts collected in connection therewith in accordance with the other provisions of this Mortgage.

     3.5. Receiver. Subject to the provisions of the Credit Agreement, upon the occurrence of an Event of Default, or any actual or threatened waste to all or any part of the Property, or at any time while a suit is pending to foreclose or reform this Mortgage or to enforce any provision hereof, Mortgagee shall have the right to apply without notice for the appointment of a receiver of all or any part of the Property and the rents and profits thereof, and such receiver shall have all the broad and effective functions and powers anywhere entrusted by a court to a receiver. Mortgagee shall be entitled to the appointment of said receiver forthwith as a matter of absolute right, without regard to the adequacy or inadequacy of the value of the Property or the solvency or insolvency of Mortgagor or any other defendant, and Mortgagor hereby waives any right to object to the appointment of such receiver and expressly consents thereto. The income, profits, rents, issues and revenues from the Property shall be applied by such receiver according to the provisions of this Mortgage and the practice of the court appointing such receiver.

     3.6. Certain Terms of Foreclosure Sale. At any foreclosure sale, any combination, or all, of the Property or security given to secure the indebtedness secured hereby, may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, Mortgagor hereby waiving the application of any doctrine of marshaling; and, in case Mortgagee, in the exercise of the power of sale herein given, elects to sell in parts or parcels, said sales may be held from time to time, and the power shall not be fully executed until all of the property or security not previously sold shall have been sold.

     3.7. Uniform Commercial Code. If the provisions of the Uniform Commercial Code are applicable to any property or security given to secure the indebtedness secured hereby which is sold in combination with or as a part of the Property, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of the power of sale or other provision in accordance with which the sale of real property pursuant to such foreclosure is held with respect to the Property or any part thereof.

     3.8. Other Mortgage Instruments. The Obligations secured by this Mortgage may also be secured by various other deeds of trust and/or mortgages or both (collectively, including this Mortgage, the "Mortgage Instruments") conveying or encumbering real estate in the state in which the Property is situated and in other jurisdictions. An Event of Default under the Credit Agreement shall be an Event of Default under all Mortgage Instruments. Except as may be expressly stated in this Mortgage or in such other Mortgage Instruments, all the property conveyed or encumbered by the Mortgage Instruments is security for the Obligations secured by the Mortgage Instruments without allocation of any one or more of the parcels or properties serving as security under the Mortgage Instruments to any part of the Obligations. The Mortgagee may act at the same time or at different times to pursue a remedy or remedies under the Mortgage Instruments or under any of them by proceedings appropriate to the state in which the property serving as security lies, and no such action shall stay or bar enforcement, or be construed as a waiver of, any remedy of Mortgagee under any other instrument in the same state or jurisdiction or in any other state or jurisdiction.

     3.9. Rights Cumulative. Each right, power and remedy conferred upon Mortgagee by this Mortgage, the Credit Agreement and by all other documents evidencing or securing the Obligations and conferred by law or in equity is cumulative and in addition to every other right, power and remedy herein or therein set forth or otherwise so existing, may be exercised from time to time, as often, and in such order, as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission of, or discontinuance by, Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein. To constitute a waiver, there must be a writing signed by an officer of Mortgagee and directed to Mortgagor, specifying the waiver.

     In case Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage or the Credit Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had been taken. In the event of a breach or default under this Mortgage or under the Credit Agreement or any other document evidencing or securing the Obligations, Mortgagor agrees to pay and to indemnify and hold harmless Mortgagee and the Lenders for all reasonable expenses, attorneys' fees, taxes and other court costs occasioned by such breach or default.

     The Mortgagee, or any successor to the Mortgagee or any purchaser at a foreclosure sale from the Mortgagee or similar Person, shall have the right to cause all rights and obligations of the Mortgagor under or in respect of all executory contracts and agreements to which the Mortgagor is a party and which constitute part of the Collateral to be assumed or rejected pursuant to ss.365(a) of the Bankruptcy Code as the Administrative Agent or such Person may direct (except to the extent that such obligations were theretofore duly rejected by the Mortgagor), and to cause such rights or obligations to be assigned to the Mortgagee or to such Person pursuant to ss.365(f) of the Bankruptcy Code (assuming that adequate assurance of future performance is given). To the fullest extent permitted by law, the Mortgagor agrees that the Mortgagee and such other Persons shall have the right to effect such assumption, rejection or assignment, all as the Mortgagee or such Persons may direct without further action by the Mortgagor. The Mortgagor hereby agrees to take all such action as the Mortgagee and such other Persons may reasonably request to effect any such assumption, rejection or assignment (including but not limited to, in the case of assumption, the Mortgagee reserving its rights under this Section
3.9 to cure any defaults and provide adequate assurance of future performance to the extent that the Mortgagor refuses or otherwise fails to do so). In addition to the rights and remedies described hereunder, the Mortgagee shall have the rights and remedies set forth in ss.14.3 of the Credit Agreement.

                                 4. DEFINITIONS.

     The following terms as used herein shall have the following meanings:

     "Credit Agreement" shall mean that certain Revolving Credit Agreement dated as of August 16, 2002, by and among Republic Engineered Products LLC, the Mortgagor, the Lenders, the Mortgagee and certain other parties, pursuant to which the

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Lenders have agreed (a) to make revolving credit advances to the Mortgagor, and to issue letters of credit for the account of the Mortgagor, in an aggregate outstanding principal amount of up to and including $336,000,000.00, as such Credit Agreement is originally executed, or if varied, supplemented, amended or restated from time to time, as so varied, supplemented, amended or restated.

     "Default" shall mean any Default under the Credit Agreement (as therein defined).

     "Environmental Laws" shall mean any and all applicable federal, state and local laws, rules and regulations relating to air quality, environmental control, release of oil, hazardous materials, hazardous wastes and hazardous substances.

     "Event of Default" shall mean any Event of Default under the Credit Agreement (as therein defined).

     "Hazardous Substances" shall have the meaning assigned to it in ss.7.17 of the Credit Agreement.

     "Lenders" shall mean Fleet Capital Corporation and such other lending institutions which are or may become parties to the Credit Agreement.

     "Letter of Credit" shall mean a standby or documentary letter credit issued by a Lender in accordance with, and subject to, the requirements set forth in ss.4.1 of the Credit Agreement.

     "Letter of Credit Application" shall mean a letter of credit application on the customary form of Mortgagee.

     "Loan Documents" shall mean the Credit Agreement, the Notes, the Letters of Credit, the Intercreditor Agreement (as defined in the Credit Agreement), and the Security Documents (as defined in the Credit Agreement).

     "Loans" shall mean the Revolving Credit Loans (as defined in the Credit Agreement).

     "Mortgage" shall have the meaning assigned to it in the recitals to this Mortgage Rider.

     "Mortgage Instruments" shall have the meaning assigned to it in ss.3.8 hereof.

     "Mortgagee" shall mean the grantee or mortgagee named at the beginning of this instrument, any subsequent holder or holders of this Mortgage or the indebtedness secured hereby, or any state or county official engaged in any part of the enforcement of the lien of this Mortgage, and their respective successors and assigns. The word "Mortgagee" as used in this Mortgage Rider shall also mean, if this instrument forms part of a deed of trust, the beneficiary of this Mortgage Instrument and any subsequent owner of the beneficiary's interest in the Property or this Mortgage Instrument.

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         "Mortgagor" shall mean N&T Railway Company LLC and any subsequent owner or owners of the equity of redemption of the Property.

         "Note(s)" shall mean the Revolving Credit Notes (as defined in the Credit Agreement).

         "Obligations" shall mean all indebtedness, obligations and liabilities of Republic Engineered Products LLC and its Subsidiaries (as defined in the Credit Agreement), to any of the Lenders and the Mortgagee individually or collectively, existing on the date of the Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under the Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit, Rate Protection Agreements entered into with any of the Lenders, or any documents, agreements or instruments executed in connection therewith, or other instruments at any time evidencing any thereof, as guaranteed by Mortgagor pursuant to the terms of the Guaranty.

         "Permitted Encumbrances" shall mean the encumbrances listed on Exhibit B to this Mortgage and incorporated herein by reference as if fully set out herein.

         "Premises" shall mean all that certain tract or parcel of land more particularly described and set forth in Exhibit A attached to this Mortgage and made a part hereof.

         "Property" shall mean all of the described property, rights, privileges, interests and franchises more particularly described in paragraphs
(a) through (i) below:

                  (a)  the Premises;

                  (b) to the extent applicable, all and singular the tenements, hereditaments, easements, appurtenances, passages (and all waters, water courses and riparian rights, if any), pipes, conduits, electrical and other utility lines, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the Premises, including any other claim at law or in equity as well as any after acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof, and all of the estate, right, title, claim or demand whatsoever of Mortgagor therein and in the streets, ways and areas adjacent thereto;

                  (c) to the extent applicable, all buildings and other improvements of every kind and description now or hereafter erected or placed on the Premises or any part thereof owned by the Mortgagor, and all of the right, title and interest of Mortgagor in and to all materials intended for construction, reconstruction, alteration and repairs of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises, and all fixtures, Railroad Service Equipment, and all renewals or replacements thereof or articles in

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         substitution therefor; it being mutually agreed that all the aforesaid property owned or to be owned by Mortgagor and placed by it on the Premises and such buildings and improvements shall, so far as permitted by law, be deemed to be affixed thereto and covered by this Mortgage;

                  (d) All of the estate, right, title and interest now owned or hereafter acquired by Mortgagor in and to any and all sidewalks and alleys, and all strips and gores of land, adjacent to or in connection with the Premises;

                  (e) All present and future leases and licenses of the Premises or of space in the buildings and improvements now or hereafter erected on the Premises (collectively "leases", and individually "lease") and the rents, revenues, income, issues and profits thereunder subject, however, to the right of Mortgagor to receive and use the same and to exercise all rights and privileges as landlord under all of the leases until an Event of Default shall have occurred under this Mortgage, together with all the rights and privileges of the Mortgagor as landlord thereunder;

                  (f) All unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Mortgagor pursuant to the provisions of the Mortgage;

                  (g) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, but without limitation, proceeds of insurance provided for in this Mortgage and proceeds of condemnation awards and awards for restriction of access to, or change of grade of, streets;

                  (h) All transferable building service, building maintenance, construction, management and other similar agreements and contracts, written or oral, express or implied, now or hereafter entered into arising or in any manner related to the construction, design, improvement, use, operation, occupation, enjoyment, sale, conversion or other disposition (voluntary or involuntary) of the Premises, or the buildings and improvements now or hereafter located thereon, or any other interest in the Premises, or any combination thereof, including all property management agreements, sales contracts, contract deposits, earnest money deposits, prepaid items and payments due and to become due thereunder, and further including all payment and performance bonds, construction guaranties, warranties, construction contracts, architects agreements, general contract agreements, design agreements, engineering agreements, technical service agreements, architectural plans and specifications, sewer and water and other utility agreements, permits, approvals, licenses, building permits, service contracts, advertising contracts, purchase orders and equipment leases; and (i) All proceeds and products of the foregoing of every type.

         "Railroad Service Equipment" shall mean all fixtures, equipment, machinery, apparatus and articles of personal property owned by the Mortgagor now or hereafter

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

attached to or used or procured for use in connection with the operation or maintenance of the Property or any railroad track, building, structure or other improvement located on or included in the Property or the conduct of any business thereon or therein, including, but without limiting the generality of the foregoing, all tracks, rails, ties, switches, lights, signposts, engines, furnaces, boilers, stokers, pumps, heaters, tanks, dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings and machinery and all other equipment of every kind and description used or procured for use in the operation of the building standing on or included in said Property or the conduct of any business thereon or therein (except fixtures, equipment, machinery, apparatus or articles of personal property belonging to lessees or other legal occupants of such building or structure or improvement or to persons other than the Mortgagor unless the same be abandoned by any such lessee or other occupant or person), together with any and all replacements thereof and additions thereto.

     "Rate Protection Agreements" shall have the meaning assigned to it in the Credit Agreement.

     "Reimbursement Obligation" shall mean the Mortgagor's obligation to reimburse Mortgagee and the Lenders on account of any drawing under any Letter of Credit as provided in ss.4.2 of the Credit Agreement.

     "Release" shall have the meaning specified in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq. ("CERCLA") and the term "Disposal" (or "disposed") shall have the meaning specified in the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq. ("RCRA") and regulations promulgated thereunder; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply as of the effective date of such amendment and provided further, to the extent that the laws of the state where the Property is located establish a meaning for "release" or "disposal" which is broader than specified in either CERCLA or RCRA, such broader meaning shall apply.

                                5. MISCELLANEOUS.

     5.1. Notices. All notices, requests and other communications hereunder shall be made in writing and shall be given in the manner set forth in the Credit Agreement.

     5.2. Successors and Assigns; Joint and Several Liability; Partial Invalidity. All the covenants and agreements of Mortgagor herein contained shall be binding upon Mortgagor and the successors and assigns of Mortgagor. In case any one or more of the provisions of this Mortgage may be found to be invalid, or unenforceable for any reason or in any respect, such invalidity or unenforceability shall not limit or impair enforcement of any other provision thereof.

     5.3. Future Advances; Revolving Credit Advances. This Mortgage shall secure, and constitute a lien upon the Property for, all future advances and revolving credit

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advances or readvances made by Mortgagee or any of the Lenders under the Credit
Agreement at any time or times hereafter, whether or not any reference is made to this Mortgage at the time such advances are made, and all such sums shall be equally secured with and, to the extent permitted by law, have the same priority as the Obligations outstanding as of the date hereof. A portion of the indebtedness evidenced by the Notes is revolving credit indebtedness. The Credit Agreement provides that the principal sum of $336,000,000.00 may be advanced, repaid and readvanced from time to time in accordance with the terms and provisions of the Credit Agreement. Accordingly, the aggregate principal advances during the term of the Credit Agreement may exceed $336,000,000.00; provided, however, at no time shall the aggregate outstanding principal balance exceed $336,000,000.00, except for advances made to protect the lien of this Mortgage as hereinabove provided. Mortgagor agrees that if the outstanding balance of the Credit Agreement, principal and interest, is ever repaid to zero (despite any express prohibition to the contrary contained in the Credit Agreement), the lien and security interest of this Mortgage shall not be deemed released or extinguished by operation of law or implied intent of the parties. This Mortgage shall remain in full force and effect as to any further advances or readvances under the Credit Agreement made after any such zero balance until the Obligations are paid in full, all agreements to make further advances and readvances have been terminated and this Mortgage has been canceled of record. Mortgagor waives the operation of any applicable statute, case law or regulation having a contrary effect. The outstanding principal amount of the indebtedness under the Credit Agreement will bear interest at a variable rate or rates calculated in accordance with the terms and conditions of the Credit Agreement. The Credit Agreement is hereby incorporated into this Mortgage with regard to all references made to it in this Mortgage.

     5.4. Modification. No change, amendment, modification, cancellation or discharge of this Mortgage, or any part hereof, shall be valid unless in writing and signed by the parties hereto or their respective successors and assigns.

     5.5. Captions. Section headings are inserted for convenience of reference only, do not form part of this Mortgage and shall be disregarded for purposes of the interpretation of the terms of this Mortgage.

     5.6. Governing Law. The Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York, but this Mortgage and the perfection and enforcement of the lien and security interest hereunder (and any financing statement filed in connection herewith) shall be governed by and construed and enforced in accordance with the laws of the state in which the Property is situated.

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